UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material under §240.14a-12

Regal One Corporation

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

November 26, 2014

Dear Stockholder:

        You are cordially invited to attend this year's Annual Meeting of Stockholders of Regal One Corporation, which will be held on December 19, 2014, at 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California, in the main conference room, commencing at 9:00 AM, local time. The notice of annual meeting and proxy statement following this letter describe the matters to be acted on at the meeting.

        If your shares are held in book-entry form on the records of OTR, Inc., our transfer agent and registrar, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card or, alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in "street name," your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.

        Thank you for your support.

Sincerely yours,

/s/ Charles J. Newman

CHARLES J. NEWMAN

Chairman of the Board

President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the meeting, please take a few minutes now to vote your shares.  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 19, 2014.

        Our proxy statement and annual report on Form 10-K for the year ended December 31, 2013 are available on the Internet at http://www.sec.gov/edgar and then search for Regal One Corporation.  They are also available on the "Proxy and Annual Reports" section of our website at www.regal1.com.

        The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

    •      The date, time and location of the meeting;

    •

A list of the matters intended to be acted on and our recommendations regarding those matters;

    •      Any control/identification numbers that you need to access your proxy card; and

    •      Information about attending the meeting and voting in person.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

        The 2014 Annual Meeting of the Stockholders of Regal One Corporation, a Florida corporation, will be held at 11835 West Olympic Boulevard, Twelfth Floor (Room 1235), Los Angeles, California, on Monday, December 19, 2014, at 9:00 AM local time, in order to:

     (1)         elect our directors for a term of one year;

     (2)      ratify our appointment of Boulay PLLP as our independent registered public accounting firm for the year ending December 31, 2014;

     (3)         provide an advisory vote on executive compensation; and

     (4)     transact such other business as may properly come before the meeting or any adjournment thereof.

        If you were a stockholder as of the close of business on November 10, 2014, you are entitled to vote at the meeting and at any adjournment thereof.

        Please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form, whether or not you plan on attending the meeting. If you plan to attend the meeting and wish to vote or change your vote there, please review the instructions set forth in the accompanying proxy statement under the caption "Voting Information."

        We have enclosed with this notice and proxy statement a copy of our Annual Report on Form 10-K for the year ended December 31, 2013.

By Order of the Board of Directors,

CHARLES J. NEWMAN

Chairman of the Board

Chief Executive Officer

Dated: November 26, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

REGAL ONE CORPORATION

FOR THE ANNUAL MEETING OF STOCKHOLDERS

December 19, 2014

The undersigned stockholder of Regal One Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Charles J. Newman and Christopher Dieterich, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s California office located at 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California 90064 on December 19, 2014, at 10:00 a.m., Pacific Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2, and in the discretion of the proxies with respect to matters described in Proposal 3.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS

Regal One Corporation

December 19, 2014

VOTE BY INTERNET — (internet address to be added later)

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Regal One Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Regal One Corporation, c/o OTR, Inc., Transfer Agent & Registrar, 1001 SW Fifth Avenue, Suite 1550, Portland, Oregon 97204.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1.

The election of the following persons (except as marked to the contrary), each as a director, who will serve as director of Regal One Corporation until 2015, or until his successor is duly elected and qualified.

FOR

  WITHHOLD

            ABSTAIN

                                                                                     AUTHORITY

            Charles J. Newman                 o                                  o                                 o

Robert M. Terry

o

o

o

Bernard L. Brodkorb

o

o

o

James Olchefski

o

o

o

Stephen E. Boynton

o

o

o

           ALL OF THE ABOVE           o                                  o                                   o

2.

The ratification of the selection of Boulay PLLP as the independent registered public accounting firm for Regal One Corporation for the fiscal year ending December 31, 2014.

                                                        FOR

    AGAINST

    ABSTAIN

o

o

o

3.

A vote "For" the following advisory resolution:

"RESOLVED, that the stockholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of the executives as disclosed in the Proxy Statement for Regal One Corporation's 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC")."

FOR

    AGAINST

    ABSTAIN

o

o

o

4.

To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

IMPORTANT:  Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE

DATE

SIGNATURE

DATE

____________________

_____________

___________________

____________

                                                                                        (IF HELD JOINTLY)

PROXY STATEMENT FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

  Page

GENERAL INFORMATION                                                                                                            1

VOTING INFORMATION                                                                                                                1

Record Date and Who May Vote                                                                                                       1

How to Vote                                                                                                                                       2

How to Revoke or Change Your Vote                                                                                               3

Quorum                                                                                                                                              3

Proposals to Be Voted on; Vote Required; and How Votes Are Counted                                         3

Confidential Voting                                                                                                                            5

ELECTION OF DIRECTORS (ITEM 1)                                                                                          5

CORPORATE GOVERNANCE                                                                                                       8

Director Independence                                                                                                                       8

Communications with the Board                                                                                                       8

Board Leadership Structure                                                                                                               9

Board of Directors and its Committees                                                                                            10

Director Nomination Process                                                                                                            11

Board's Role in the Oversight of Risk Management                                                                        13

COMPENSATION OF DIRECTORS                                                                                              14

EXECUTIVE OFFICERS                                                                                                                14

COMPENSATION DISCUSSION AND ANALYSIS                                                                    14

Compensation Philosophy and Objectives                                                                                       15

Independent Compensation Consultant                                                                                            15

Assessment of Market Data                                                                                                              16

Assessment of Company Performance                                                                                             17

Executive Compensation Components                                                                                             17

Potential Payments Upon Change in Control                                                                                   18

Stockholder Advisory Vote on Executive Compensation                                                                18

2013 Compensation Determination                                                                                                  18

COMPENSATION COMMITTEE REPORT                                                                                  19

COMPENSATION OF EXECUTIVE OFFICERS                                                                          19

Summary Compensation Table                                                                                                         19

Risk Management and Compensation Policies and Practices                                                          20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    21

AUDIT COMMITTEE REPORT                                                                                                    22

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

    ACCOUNTING FIRM FOR YEAR ENDING DECEMBER 31, 2014 (ITEM 2)                     23

ADVISORY VOTE ON EXECUTIVE COMPENSATION (ITEM 3)                                          25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                            27

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                             28

STOCKHOLDERS' PROPOSALS                                                                                                  28

PRIVACY NOTICE                                                                                                                         29

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

        This proxy statement and accompanying proxy card is being mailed to the stockholders of Regal One Corporation ("Regal One," the "Company," "we," "us," or "our") beginning on November 26, 2014. Our Board of Directors, or the Board, is soliciting your proxy to vote your shares at our 2014 Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 19, 2014 at 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California, at 9:00 AM local time. The Company will bear all expenses incurred in connection with this proxy solicitation, which we expect to conduct primarily by mail. In addition, our officers and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be separately compensated. If your shares are held through a broker or other nominee (i.e., in "street name"), we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which the Company will reimburse them for reasonable out-of-pocket expenses.

VOTING INFORMATION

Record Date and Who May Vote

        Our Board of Directors selected November 10, 2014 as the record date (the "Record Date") for determining stockholders entitled to vote at the Annual Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, OTR, Inc., on the Record Date, you may vote your shares on the matters to be considered by our stockholders at the Annual Meeting. If your shares were held in street name on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Annual Meeting in accordance with your instructions. They have forwarded to you this proxy statement seeking your instructions on how you want your shares voted.

        On the Record Date, 3,633,067 shares of our common stock were outstanding. Each outstanding share of common stock entitles its holder to one vote on each matter to be acted on at the Annual Meeting. We also have 100,000 shares of Preferred stock outstanding, each of which votes as if it represents one share of common.  Therefore, a total of 3,733,067 votes may be cast at this meeting.

How to Vote

        For shares held of record, you can vote your shares in person at the Annual Meeting or vote now by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope, or by calling a toll-free telephone number or using the Internet as further described on the enclosed proxy card. In either case, telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you vote using either of these electronic means, you will save us return mail expense.

        By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting. If you do attend the Annual Meeting, you can change your vote at that time, if you then desire to do so.

        If your shares are held in street name, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify our appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. In either case, they will vote your shares as you direct on their voting instruction form. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the enclosed voting instruction form for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

        You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

How to Revoke or Change Your Vote

        For shares held of record, you may revoke a proxy or change your vote at any time before it is exercised by written notice to our Corporate Secretary, granting a new proxy or by voting in person at the Annual Meeting. Unless you attend the Annual Meeting and vote your shares in person, you should change your vote using the same method (by telephone, Internet or mail) that you first used to vote your shares. That way, the inspectors of election for the meeting will be able to verify your latest vote.

        For shares held in street name, you should follow the instructions in the voting instruction form provided by your broker or nominee to change your vote. If you want to change your vote as to shares held in street name by voting in person at the Annual Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.

Quorum

        The Annual Meeting will be held only if a quorum exists. The presence at the Annual Meeting, in person or by proxy, of holders of a majority of our outstanding shares of common stock as of the Record Date will constitute a quorum. If you attend the meeting or vote your shares using the enclosed proxy card or voting instruction form (including any telephone or Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting on a particular matter.

Proposals to Be Voted on; Vote Required; and How Votes Are Counted

        We are asking you to vote on the following:

    •       the election of all of the members of our Board of Directors;

    •

the ratification of our appointment of Boulay PLLP as our independent registered public accounting firm for the year ending December 31, 2014; and

    •       an advisory vote on executive compensation.

        Election of Directors.    Directors are elected by a majority of the votes cast at the Annual Meeting, in person or by proxy, with respect to each director in an uncontested election, such that a nominee for director will be elected to the Board of Directors if the votes cast FOR the nominee's election exceed the votes cast AGAINST such nominee's election. Abstentions and broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee is not re-elected, he will remain in office as a director until his earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at the Annual Meeting and the Board of Directors accepts his resignation following the meeting. If a nominee is not re-elected, the Board of Directors will decide whether to accept the director's resignation in accordance with the procedures listed in our Corporate Governance and Stock Ownership Guidelines, which are available at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website.

        Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the appointment of Boulay PLLP to serve as our independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this item.

        Advisory Vote on Executive Compensation.    The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required for the approval of the resolution in this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this item. Even though your vote is advisory and therefore not binding on us, the Compensation Committee of our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

        We are not aware of any other matters that may be presented or acted on at the Annual Meeting. If you vote by signing and returning the enclosed proxy card or using the telephone or Internet voting procedures, the individuals named as proxies on the card may vote your shares, in their discretion, on any other matter requiring a stockholder vote that comes before the Annual Meeting.

Confidential Voting

        All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:

    •        to meet any legal requirements;

    •        to permit independent inspectors of election to tabulate and certify your vote; or

    •        to adequately respond to your written comments on your proxy card.

ELECTION OF DIRECTORS

(ITEM 1)

        Pursuant to our articles of incorporation, each member of our Board of Directors serves a one-year term, until the next annual meeting of stockholders and until his respective successor is duly qualified and elected. Currently, our Board of Directors has five positions, of whom three are to be non-interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act requires that our Board be composed of a majority of members who are not "interested persons" of Regal One.

        The term of office of all directors will expire at this year's Annual Meeting. On the nomination of our Board of Directors, Messrs. BERNARD L. BRODKORB, and CHARLES J. NEWMAN will stand for re-election as directors, and ROBERT M. TERRY, JAMES D. OLCHEFSKI, and STEVEN E. BOYNTON, will stand for initial election, at the Annual Meeting, all for a term of one year.

        Unless otherwise directed, the persons named as proxies on the enclosed proxy card intend to vote "FOR" the election of the nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the nominees from serving.

        Set forth below is certain information, as of November 26, 2014, with respect to the nominees for election as directors. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Regal One and our Board of Directors. The business address of each nominee listed below is 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California 90064.

CHARLES J. NEWMAN, 69, is the present Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer appointed on June 16, 2008. Mr. Newman is a private investor with corporate management experience. From 1982 to the present, Mr. Newman has been serving as Chief Executive Officer of NCJ Corporation from 1985 to the present. Mr. Newman has been serving as the Chief Executive Officer of Mid America Venture Capital Fund, Inc. Mr. Newman has been serving since 1988 as the Chief Financial Officer of Lincoln Loan and Finance Corporation, National Acceptance Corporation and Ambassador Finance Co., Inc. and Director of Mid America Capital Corp. Since 1992 Mr. Newman has served as the President and Director of the Max and Gertrude Newman - Charles and Phyllis Newman Foundation, a 501(c)(3) charitable foundation as defined by the US Internal Revenue Service Code. From 2000 to the present, Mr. Newman has served as Vice-President and Director of Doubletree Capital Partners, LLC. He is also a Director of North Central Capital Corporation.  Mr. Newman has been and is a director of two public charities:  Genesis Research Institute and Newman Lakka Cancer Foundation, from 2013 and 2012 respectively. Mr. Newman is an “interested person,” as defined in the 1940 Act, due to his position as an officer of Regal One.

BERNARD L. BRODKORB, 73, was appointed to the Board of Directors on February 1, 2009. Mr. Brodkorb has served on the Board of Directors of ISA Internationale Inc., a public company, for over eleven years, serving as its Chairman of the Board of Directors, President, Chief Executive Officer, and Chief Financial Officer from February 2001 to present. Mr. Brodkorb has been an independent practicing licensed Certified Public Accountant (CPA) within the State of Minnesota for many years, and has extensive experience in financial and accounting matters relating to both private and public companies, including auditing, financial consulting, and advising on corporate taxation. He is a member of the Minnesota Society of Certified Public Accountants and the American Institute of Certified Public Accountants.  Mr. Brodkorb is an independent and non-interested director as of the date of the meeting, December 19, 2014.

ROBERT M. TERRY, 84, has not served on the Regal One board of directors and has no previous ties to the company, nor any shareholdings in the company.   He is currently retired and has been such for the preceding 5-year period.  He has over 50 years of finance, engineering, development and construction experience.  He has held the position of CEO of several private entities and is listed in Who's Who in American Business, Who's Who in Aviation and is a member of the President's Council of the American Institute of Management as well as several other professional organizations.  Mr. Terry received his engineering degree from New York University, School of Engineering, with graduate studies at Columbia University.  Mr. Terry would be an independent and non-interested director.

STEVEN E. BOYNTON, 68, has not served on the Regal One board of directors and has no shareholdings or other ties to the company.  He is an independent director of ISA Internationale, a reporting company, and has held that position since November 2011 to present.   Mr. Boynton is a practicing attorney in the State of Minnesota. He has extensive executive experience in the collection, legal and financial services industries.  Mr. Boynton has not served on the Regal One board of directors and has no shareholdings or other ties to the company.  Mr. Boynton would be an independent and non-interested director.

JAMES D. OLCHEFSKI, 66, has not served on the Regal One board of directors and has no shareholdings or other ties to the company.  He is an independent sales person dealing in office equipment and related check writing, check printing devices for over 40 years.  He owns his own company called Paymaster Sales & Service-Checkwriters located in Hudson, WI.  He has extensive experience in various other financial services industries, during the preceding 40 years.  Mr. Olchefski would be an independent and  non-interested person as defined in the 1940 Act.

        Directors are elected by a majority of the votes cast at the Annual Meeting, in person or by proxy, in an uncontested election, such that a nominee for director will be elected to the Board of Directors if the votes cast FOR the nominee's election exceed the votes cast AGAINST such nominee's election. Abstentions and broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. Even if a nominee is not re-elected, he will remain in office as a director until his earlier resignation or removal. Each of the current director nominees has signed a letter of resignation that will be effective if the nominee is not re-elected at the Annual Meeting and the Board of Directors accepts his resignation following the meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE NOMINEES

NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Director Independence

        Our Board of Directors currently consists of five positions, only three of which are occupied.  One of the current directors is "independent" and “non-interested” as defined under Section 2(a)(19) of the 1940 Act.  Two of the directors are deemed to be dependent.  Three of the nominees for director, none of whom has previously served in that capacity at Regal One, are also independent and non-interested.  Our Board of Directors has affirmatively determined that the following directors are independent and non-interested:

Bernard L. Brodkorb

Robert M. Terry

Stephen E. Boynton

James D. Olchefski

        Our Board of Directors considered certain portfolio investments and other transactions in which our independent directors may have had a direct or indirect interest, including the transactions described under the heading "Certain Relationships and Related Transactions", in evaluating each director's independence under the 1940 Act, and the Board of Directors determined that no such transaction would impact the ability of any director to exercise independent judgment or impair his independence.

Communications with the Board

        Stockholders or other interested persons may send written communications to the members of our Board of Directors, addressed to Board of Directors, c/o Regal One Corporation, Corporate Secretary's Office, 11835 West Olympic Blvd., Suite 1235E, Los Angeles, California 90064. All communications received in this manner will be delivered to one or more members of our Board of Directors.

Board Leadership Structure

        Mr. Newman currently serves as both our President and Chief Executive Officer and as the Chairman of our Board of Directors. As our President and Chief Executive Officer, Mr. Newman is an "interested person" under Section 2(a)(19) of the 1940 Act. The Board believes that the Company's President and Chief Executive Officer is currently best situated to serve as Chairman given his history with the Company, his deep knowledge of the Company's business and his extensive experience in managing private debt and equity investments in lower middle market companies. The Company's independent directors bring experience, oversight and expertise from outside the Company and industry, while the President and Chief Executive Officer brings company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman, President and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

        One of the key responsibilities of the Board is to oversee the development of strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman, President and Chief Executive Officer, together with a Lead Independent Director as described below, is in the best interest of our stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

        Our Board of Directors designated Bernard L. Brodkorb as Lead Independent Director to preside at all executive sessions of non-management directors. In the Lead Independent Director's absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors will meet in executive session without management on a regular basis. The Lead Independent Director also has the responsibility of consulting with management on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman, President and Chief Executive Officer and facilitating collaboration and communication between the non-management directors and management. Stockholders or other interested persons may send written communications to Bernard L. Brodkorb, addressed to Lead Independent Director, c/o Regal One Corporation, Corporate Secretary's Office, 11835 West Olympic Blvd., Suite 1235E, Los Angeles, California 90064.

Board of Directors and its Committees

        Board of Directors.    Our Board of Directors acted by unanimous written consent four times during 2013. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served during 2013. Our Board of Directors expects each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

        Committees.    Our Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of those committees is to be comprised entirely of independent directors and has a written charter approved by our Board of Directors. The current members of the committees are identified in the following table. With the addition of Mr. Terry and Mr. Boynton as the second and third independent directors in this shareholder vote, the committees will be fully and properly staffed.

Board Committees

Prior to this election of directors, all of the committees were comprised of the 3 current directors, Brodkorb, Currie and Newman.  Only Mr. Brodkorb is truly independent and non-interested.  After this election, the committees would be filled as follows:

                               Audit Committee                                         Brodkorb, Terry and Boynton

                               Compensation Committee                           Olchefski, Terry and Boynton

                               Nominating and Governance Committee    Olchefski, Terry and Boynton

        Audit Committee.    During the year ended December 31, 2013, the Audit Committee met once. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors with its review and approval of the determination of the fair value of our debt and equity investments, and other financial investments, that are not publicly traded or for which current market values are not readily available. The current members of the Audit Committee are Messrs. Newman, Brodkorb and Currie.  Our Board of Directors has determined that each of Messrs. Brodkorb and Currie is an "Audit Committee financial expert" as defined by the SEC. For more information on the backgrounds of these directors, see their biographical information under "Election of Directors" above.

       Compensation Committee.    During the year ended December 31, 2013, the Compensation Committee acted by unanimous written consent once. The Compensation Committee determines the compensation and related benefits for our executive officers including the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. In addition, the Compensation Committee assists the Board of Directors in developing and evaluating the compensation of our non-management directors and evaluating succession planning with respect to the chief executive officer and other key executive positions. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, except the employee director does not vote with respect to his compensation. The current members of the Compensation Committee are Messrs. Currie, Newman and Brodkorb.

        Nominating and Corporate Governance Committee.    During the year ended December 31, 2013, the Nominating and Corporate Governance Committee met once. The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees. The current members of the Nominating and Corporate Governance Committee are Messrs. Currie, Newman and Brodkorb.

Director Nomination Process

        Our Nominating and Corporate Governance Committee has determined that a candidate for election to our Board of Directors must satisfy certain general criteria, including, among other things:

    •

be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work professionally with others;

    •

be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

    •

be willing and able to devote sufficient time to the affairs of our company and be diligent in fulfilling the responsibilities of a member of our Board of Directors and a member of any committee thereof (including: developing and maintaining sufficient knowledge of our company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee of our Board of Directors; preparing for, attending and participating in meetings of our Board of Directors and meetings of any committee of our Board of Directors; and satisfying appropriate orientation and continuing education guidelines); and

    •

have the capacity and desire to represent the balanced, best interests of our stockholders as a whole and not primarily a special interest group or constituency.

        The Nominating and Corporate Governance Committee seeks to identify potential director candidates who will strengthen the Board of Directors and will contribute to the overall mix of general criteria identified above. In addition to the general criteria, the Nominating and Corporate Governance Committee considers specific criteria, such as particular skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), areas of expertise, specific backgrounds, and other characteristics, that should be represented on the Board of Directors to enhance its effectiveness and the effectiveness of its committees. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse experience and viewpoints and a diverse mix of the specific criteria above. The process of identifying potential director candidates includes establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee also has the authority to retain and terminate any search firm used to identify director candidates.

        Any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our by-laws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; number of any shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the nominee is an "interested person" of our company, as defined in 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. See "Stockholders' Proposals" in this proxy statement and our by-laws for other requirements of stockholder proposals.

        The Nominating and Corporate Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Nominating and Corporate Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on our Board of Directors. Although the Nominating and Corporate Governance Committee will consider candidates identified by stockholders, the Nominating and Corporate Governance Committee may determine not to recommend those candidates to our Board of Directors, and our Board of Directors may determine not to nominate any candidates recommended by the Nominating and Corporate Governance Committee. None of the director nominees named in this proxy statement were nominated by stockholders.

Board's Role in the Oversight of Risk Management

        Our Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its Committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management's risk mitigation strategies. Areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and other risks. The Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. Committees meet in executive session with key management personnel regularly and with representatives of outside advisors as necessary.

Board/Committee                                                               Primary Areas of Risk Oversight

Full Board                            Strategic, financial and execution risks and exposures associated with the annual operating plan and five-year strategic plan; major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation; material acquisitions and divestitures.

Audit Committee                   Risks and exposures associated with financial matters, particularly investment valuation, financial reporting and disclosure, tax, accounting, oversight of independent accountants, internal control over financial reporting, financial policies and credit and liquidity matters.

Compensation Committee     Risks and exposures associated with leadership assessment, senior management succession planning, executive and director compensation programs and arrangements, including incentive plans, and compensation related regulatory compliance.

Nominating and Corporate

Risks and exposures relating to our programs and policies relating to

Governance Committee

legal compliance, corporate governance, and director nomination, evaluation and succession planning.

COMPENSATION OF DIRECTORS

No director of Regal One has received any payment for service on the Board of Directors, or as an executive officer of the company, in any of the preceding five years.  However, candidates that are elected at the meeting and are non-interested are being offered $300 per month for their services as independent and non-interested directors.

No director holds any options, any rights to deferred compensation, or any other contingent benefit, other than common or preferred shares of the company. The Compensation Committee, once elected, may consider payments to independent directors.

For the beneficial ownership of our common stock by each of our directors and the dollar range value of such ownership, please see "Security Ownership of Certain Beneficial Owners and Management" beginning on page 17.

EXECUTIVE OFFICERS

        Our executive officers serve at the discretion of our Board of Directors. The following persons serve as our executive officers or significant employees in the following capacities (information as of November 26, 2014):

Name                                  Age              Position(s) Held

CHARLES J. NEWMAN     69                  Chairman of the Board, President and Chief Executive    Officer, Secretary and Chief Financial Officer

        For more information on Mr. Newman, Chairman of the Board, President and Chief Executive Officer, see his biographical information under "Election of Directors" above.

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis provides information relating to the 2013 compensation of Regal One's Named Executive Officers for 2013, who were:

    •

CHARLES J. NEWMAN, Chairman, President and Chief Executive Officer, Chief Financial Officer and Secretary.

Compensation Philosophy and Objectives

        The Regal One compensation system was developed by the Compensation Committee and approved by all independent directors. The system is designed to attract and retain key executives, motivate them to achieve the Company's business objectives and reward them for performance while aligning management's interests with those of the Company's stockholders. The structure of Regal One's incentive compensation programs is formulated to encourage and reward the following, among other things:

    •

achievement of income and capital gains to sustain and grow the Company's dividend payments;

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maintenance of liquidity and capital flexibility to accomplish the Company's business objectives, including the preservation of investor capital;

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attainment of superior risk-adjusted returns on the Company's investment portfolio; and

    •

professional development and growth of individual executives, the management team and other employees.

        The Compensation Committee has the primary authority to establish compensation for the key employees and administers all executive compensation arrangements and policies. Regal One's Chief Executive Officer assists the Committee by providing recommendations regarding the compensation of key employees, excluding himself. The Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer may attend a portion of the Committee meetings. However, the Committee usually meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Committee.

        The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the key employees. Members of the Committee consider market practices by reviewing public and non-public information for executives at comparable companies and funds. The Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.

Independent Compensation Consultant

The Compensation Committee has determined that there is no need, at present, for independent compensation consultants, as the compensation being paid is non-existent.

Assessment of Market Data

In assessing the competitiveness of executive compensation levels, the Compensation Committee analyzes market data of certain companies, including internally managed business development companies, or BDCs, private equity firms and other asset management and financial services companies. This analysis focuses on key elements of compensation practices in general, and more specifically, the compensation practices at companies and funds reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope as compared to the Company.

        As regards to other internally managed BDCs like Regal One, the Compensation Committee considers the compensation practices and policies pertaining to executive officers as detailed in their company's respective proxies, research analysts' reports and other publicly available information. However, there are relatively few internally managed BDCs and none of them is directly comparable to the Company in regards to business strategies, assets under management, typical investment size and type and market capitalization. Moreover, regarding the compensation and retention of executive talent, the Company also competes with private equity funds, mezzanine debt funds, hedge funds and other types of specialized investment funds. Since these are generally private companies that are not required to publicly disclose their executive compensation practices and policies, the Committee relies on third party compensation surveys as well as other available information to compare compensation practices and policies.

        Items taken into account include, but are not necessarily limited to, base compensation, bonus compensation, stock option awards, restricted stock awards, carried interest and other compensation. In addition to actual levels of cash and equity related compensation, the Compensation Committee also considers other approaches comparable companies are taking with regard to overall executive compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, the mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures that are established to achieve longer term total return for stockholders. Finally, in addition to analyzing comparable companies and funds, the Committee also evaluates the relative cost structure of the Company as compared to the entire BDC sector, including internally and externally managed BDCs as well as other private funds.

Assessment of Company Performance

        The Compensation Committee believes that sustainable financial performance coupled with reasonable, long-term stockholders' returns as well as proportional employee compensation are essential components for Regal One's long-term business success. Regal One typically makes one to three year investments in its portfolio companies. The Company's business plan involves taking on investment risks over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of recurring dividends. The quality of the earnings supporting the dividends as well as the maintenance and growth of dividends are key metrics in the Committee's assessment of financial performance.

        Regal One's strategy is to generate current income from debt investments and to realize capital gains from equity-related investments. This income supports the payment of dividends to stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of the investment portfolio over time. The Committee believes that stability with regard to the management team is important in achieving successful implementation of the Company's strategy. Further, the Committee, in establishing and assessing executive salary and performance incentives, is relatively more focused on Regal One results rather than the performance of other comparable companies or industry comparisons.

Executive Compensation Components

For 2013, the components of Regal One's direct compensation program for its key employees included base salary, annual cash bonuses and any other benefits.

The Compensation Committee designs each direct compensation package to appropriately reward the employee for his contribution to the Company. The judgment and experience of the Committee are weighed with individual and Company performance metrics and consultation with the Chief Executive Officer (except with respect to himself) to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals that are reviewed and approved by the Committee, as well as corporate objectives, are intended to motivate employees to remain with the Company and work to achieve expected business objectives.

There have been no payments of base salary, bonuses, awards of options, grants of restricted stock or any other compensation to any employees of Regal One during the preceding five-year period.  The Company provides no other material benefits, perquisites or retirement benefits to the employee.

Potential Payments Upon Change in Control

None.

Stockholder Advisory Vote on Executive Compensation

        At our 2013 Annual Meeting of Stockholders, our stockholders provided an advisory vote with 57% of the votes cast approving our compensation philosophy, policies and procedures and the 2012 fiscal year compensation of our CEO (the "Advisory Vote").   Subsequently, the Compensation Committee considered the results of the Advisory Vote in determining compensation policies and decisions of the Company. The Advisory Vote affected the Company's executive compensation decisions and policies by reaffirming the Company's compensation philosophies, and the Compensation Committee will continue to use these philosophies and past practice in determining future compensation decisions.

2013 Compensation Determination

        The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Committee believes that the total compensation paid to the CEO for the fiscal year ended December 31, 2013, is consistent with the overall objectives of Regal One's executive compensation program.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with Regal One's management and, based on our review and discussions, we recommended to the Board of Directors of Regal One that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Charles J. Newman (abstaining as CEO)

Bernard L. Brodkorb

Malcolm Currie

COMPENSATION OF EXECUTIVE OFFICERS

        The following table summarizes the compensation of our Executive Officer and directors for the fiscal year ended December 31, 2013, and the two prior fiscal years.

Summary Compensation Table

All amounts are in U.S. dollars unless otherwise noted.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total
Charles J. Newman, CEO,	2013	$0	$0	0	0	0
CFO, Secretary, Director	2012	$0	$0	0	0	0
	2011	$0	$0	0	0	0
Bernard L. Brodkorb, Director	2013	$0	$0	0	0	0
	2012	$0	$0	0	0	0
	2011	$0	$0	0	0	0
Malcolm Currie, Director	2013	$0	$0	0	0	0
	2012	$0	$0	0	0	0
	2011	$0	$0	0	0	0

Risk Management and Compensation Policies and Practices

        We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. Furthermore, as described in our Compensation Discussion and Analysis, compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to the beneficial ownership of our common stock by:

    •

each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

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each of our directors and executive officers; and

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all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options as of November 10, 2014.  Percentage of beneficial ownership is based on 3,633,067 shares of common stock outstanding as of November 10, 2014.

        Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Regal One Corporation. Our address is 11835 West Olympic Boulevard, Suite 1235E, Los Angeles, California 90064.

Name	Shares Owned (Common)	Percentage of Common	Shares Owned (Preferred)	Percentage of Preferred	Voting Power[1] Percentage
Charles J. Newman	1,274,944	35.09	10,343	10.34	34.15
Bernard L. Brodkorb	158,950	4.38	-	-	4.26
Malcolm Currie	-	-	20,242	20.24	0.54
Chris Dieterich	254,600	7.00	-	-	6.82
AB Investments	-	-	37,715	37.70	1.01
All Officers and Directors as a group	1,433,894	39.47	30,585	31.58	39.23

1Includes preferred shares voting as one share of common per one share of preferred, along with voting percentage of actual holdings of common stock.

The three newly-proposed independent and non-interested directors own no stock in the Company and are not directors of any other reporting companies.

The following table sets forth, as of November 26, 2014, the dollar range of our equity securities that is beneficially owned by each of our current directors.

            Interested Directors                          Dollar Range of Equity Securities Owned

           Charles J. Newman                                                                 Over $100,000

Independent Non-Interested Directors

           Bernard L. Brodkorb                                                       $10,000 to $50,000

(1)

Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)

The dollar range of equity securities beneficially owned by our directors is based on a stock price of $0.26 per share as of October 30, 2014.

(3)

The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

AUDIT COMMITTEE REPORT

The Audit Committee is appointed by the Board of Directors to review Regal One's financial matters.  The Audit Committee is responsible for the selection, engagement, compensation, retention and oversight of Regal One's independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that Regal One's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year.

In making our recommendation that Regal One's financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2013, we have taken the following steps:

    •        We discussed with Boulay PLLP, Regal One's independent registered public accounting firm for the year ended December 31, 2013, those matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist us in overseeing the financial reporting and disclosure process.

    •

We conducted periodic executive sessions with Boulay PLLP, with no members of Regal One's management present during those discussions. Boulay PLLP did not identify any material audit issues, questions or discrepancies, other than those previously discussed with management, which were resolved to the satisfaction of all parties.

•

We received and reviewed the written disclosures and the letter from Boulay PLLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Boulay PLLP's communications with us concerning independence, and we discussed with Boulay PLLP its independence from Regal One. We also considered whether the provision of non-audit services to Regal One is compatible with Boulay PLLP's independence.

  •

We determined that there were no former Boulay PLLP employees, who previously participated in the Regal One audit, engaged in a financial reporting oversight role at Regal One.

   •

We reviewed, and discussed with Regal One's management and Boulay PLLP, Regal One's audited consolidated balance sheet at December 31, 2013, and consolidated statements of income, changes in net assets and cash flows for the year ended December 31, 2013.

        Based on the reviews and actions described above, we recommended to the Board of Directors that Regal One's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Bernard L. Brodkorb

Malcolm Currie

Charles J. Newman

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR YEAR

ENDING DECEMBER 31, 2014

(ITEM 2)

        Our Board of Directors has ratified the decision of the Audit Committee to appoint Boulay PLLP to serve as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2014. No determination has been made as to what action the Audit Committee and the Board of Directors would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of Regal One. We expect that representatives of Boulay PLLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

      For the years ended December 31, 2013 and December 31, 2012, Regal One incurred the following fees for services provided by Boulay PLLP, including expenses:

                                                                               Fiscal Year Ended          Fiscal Year Ended

                                                                               December 3l, 2013        December 31 2012

Audit Fees                                                                          $19,450.00                  $16,296.00

Audit  Related Fees                                                                       0.00                             0.00

Tax Fees                                                                                        0.00                             0.00

All other fees                                                                                 0.00                             0.00

Total Fees                                                   $19,450.00                 $16,296.00

        Audit Fees.    Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

        Audit Related Fees.    Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

        Tax Fees.    Tax fees include corporate and subsidiary compliance and consulting.

        All Other Fees.    Fees for other services would include fees for products and services other than the services reported above.

        It is the policy of our Audit Committee to preapprove all audit, review or attest engagements and permissible non-audit services to be performed by our independent registered public accounting firm, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the SEC. Our Audit Committee did not rely on the de minimis exception for any of the fees disclosed above.

        The proxy holders will vote all proxies received for approval of this proposal unless instructed otherwise. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the appointment of Boulay PLLP to serve as our independent registered public accounting firm for the year ending December 31, 2014. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF BOULAY PLLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(ITEM 3)

        Our Board of Directors recognizes that executive compensation is an important matter for our stockholders. As described in detail in the "Compensation Discussion and Analysis" section of this proxy statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy, and the core of that philosophy has been and continues to be to pay our executives based on our performance. In particular, the Compensation Committee strives to attract, retain and motivate exceptional executives, to reward past performance and provide incentives for future performance, and to align executives' long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses a combination of short- and long-term incentive compensation to reward near-term excellent performance and to encourage executives' commitment to our long-range, strategic business goals. It is always the intention of the Compensation Committee that our executive officers be compensated competitively and consistently with our strategy, sound corporate governance principles, and stockholder interests and concerns.

        As described above, we believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our stockholders and that the total compensation package provided to our officers is reasonable and not excessive. As you consider this proposal, we urge you to read the Compensation Discussion and Analysis section of this proxy statement for additional details on executive compensation, including the more detailed information about our compensation philosophy and objectives and the past compensation of our officers, and to review the tabular disclosures regarding compensation together with the accompanying narrative disclosures in the "Compensation of Executive Officers" section of this proxy statement.

        This non-binding advisory "Say on Pay" vote gives our stockholders the opportunity to express their views on our compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executives and the philosophy, policies and practices described in this proxy statement. We welcome the opportunity to give our stockholders an opportunity to provide us with such a vote on executive compensation at the Annual Meeting.

        As an advisory vote, this proposal is not binding on our Board of Directors or the Compensation Committee, will not overrule any decisions made by our Board of Directors or the Compensation Committee, or require our Board of Directors or the Compensation Committee to take any specific action. Although the vote is non-binding, our Board of Directors and the Compensation Committee value the opinions of our stockholders, and will carefully consider the outcome of the vote when making future compensation decisions for our executives. In particular, to the extent there is any significant vote against our executive compensation as disclosed in this proxy statement, we will consider our stockholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Text of the Resolution to be Adopted

        We are asking stockholders to vote "For" the following advisory resolution:

"RESOLVED, that the stockholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of the executives as disclosed in the Proxy Statement for Regal One Corporation's 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC")."

Required Vote

        The approval of this advisory resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this item.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF

THIS ADVISORY RESOLUTION.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

 For the year ended December 31, 2013 and December 31, 2012, Bernard Brodkorb and his CPA firm, Bernard L. Brodkorb and Company, Inc., was paid for accounting, bookkeeping and tax related fees, the sums of $56,400 and $58,650, respectively for the years under review.  Mr. Brodkorb has no relation with Boulay PLLP.

Review, Approval or Ratification of Transactions with Related Parties

        In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

       In addition, our code of business conduct and ethics, which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Our code of business conduct and ethics is available at http://regal1.com under "Governance" in the "Investor Relations" section of our website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC and the New York Stock Exchange. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2013.

STOCKHOLDERS' PROPOSALS

        Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2015 Annual Meeting must send notice of the proposal to our Corporate Secretary at our principal executive office no later than August 2, 2015. If you make such a proposal, you must provide your name, address, the number of shares of common stock you hold of record or beneficially, the date or dates on which such common stock was acquired and documentary support for any claim of beneficial ownership.

        In addition, any stockholder who intends to submit a proposal for consideration at our 2015 Annual Meeting, whether or not for inclusion in our proxy materials, or who intends to submit nominees for election as directors at the meeting must notify our Corporate Secretary. Under our by-laws, such notice must (1) be received at our executive offices no earlier than August 2, 2015 or later than October 17, 2015 and (2) satisfy specified requirements.

By Order of the Board of Directors,

Charles J. Newman

Chairman and Chief Executive Officer

Dated: November 26, 2014

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Regal One and its affiliated companies. This notice supersedes any other privacy notice you may have received from Regal One, and its terms apply both to our current stockholders and to former stockholders as well.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

    •

The People and Companies that Make Up Regal One.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

    •

Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

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Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.